Related-Party Transactions	9 Months Ended
Sep. 30, 2012
Related-Party Transactions
Related-Party Transactions

14. Related-Party Transactions

In May 2009, the Company entered into an amendment to a license agreement with Shire LLC, a holder of Series A Preferred Stock, whereby Shire LLC and its affiliates paid the Company a one-time, lump-sum payment of $36.9 million in return for a fully paid-up license for one of its products that utilizes the Company's proprietary technologies. All four criteria necessary to recognize revenue in accordance with Accounting Standards Codification 605-10-S25, Revenue Recognition — Overall — Recognition, were met during 2009 related to this transaction (see Note 3). Accordingly, the entire amount was recorded as royalty revenue in the consolidated statements of operations.

In December 2011, the Company entered into a Unit Purchase Agreement with Royalty Opportunities S.àr.l ("ROS") (see Note 8). Pursuant to the Unit Purchase Agreement, the Company sold 100% of its equity interests in TCD to ROS for a cash payment of $27.0 million upon closing and a potential milestone payment of $3.0 million payable upon the occurrence of certain conditions. ROS is an affiliate of Orbimed Advisors LLC, one of the Company's Series A Preferred Stock stockholders.